EXHIBIT 23.2

                                     CONSENT
                                       OF
                              DELOITTE & TOUCHE LLP


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                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Spec's Music, Inc. on Form S-8 of our report dated October 24, 1997 appearing in the Annual Report on Form 10-K of Spec's Music, Inc. for the year ended July 31, 1997.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Miami, Florida
February 9, 1998